                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   MAY 22, 2001



                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




       MASSACHUSETTS                    0-14680                06-1047163
(State or other jurisdiction of     (Commission file         (IRS employer
 incorporation or organization)          number)         identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (617) 252-7500

ITEM 5.  OTHER EVENTS.

         As reported on our current report on Form 8-K dated April 25, 2001 (filed April 26, 2001), on April 25, 2001 we entered into an Agreement and Plan of Merger with Focal, Inc. ("Focal") to effect a business combination through the merger of a wholly-owned subsidiary of ours with and into Focal. In addition, in May 2001 we entered into a stock purchase agreement with Wyntek Diagnostics, Inc. ("Wyntek") and its stockholders, pursuant to which Genzyme will acquire all or substantially all of the outstanding capital stock of Wyntek for approximately $65.0 million in cash. We are filing this report to include (1) the audited financial statements of Focal as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, including the report of independent auditors dated January 31, 2001, (2) the unaudited financial statements of Focal as of and for the three months ended March 31, 2001 and 2000 and (3) unaudited pro forma combined financial information which describes the pro forma effect of our planned acquisitions of Focal and Wyntek on the unaudited statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 and the unaudited balance sheet as of March 31, 2001 of both Genzyme Corporation and Genzyme Biosurgery, the division of Genzyme Corporation to which the assets and liabilities and operations of Focal will be allocated.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:

         2 Agreement and Plan of Merger, dated as of April 25, 2001, among Genzyme Corporation, Sammy Merger Corp. and Focal, Inc. Attached as Annex A to the proxy statement/prospectus contained in Genzyme's registration statement on Form S-4 (No. 333-61296) filed with the SEC on May 21, 2001 and incorporated herein by reference.

         23       Consent of Ernst & Young LLP.  Filed herewith.

         99.1 The audited financial statements of Focal as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, including the report of independent auditors dated January 31, 2001. Filed herewith.

         99.2 The unaudited financial statements of Focal as of and for the three months ended March 31, 2001 and 2000. Filed herewith.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENZYME CORPORATION



Dated: May 22, 2001               By: /s/ Michael Wyzga
                                      -------------------------------
                                       Michael Wyzga
                                       Senior Vice President Finance,
                                       Chief Financial Officer
                                       and Chief Accounting Officer

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    Genzyme and Focal, Inc. ("Focal") entered into a planned merger agreement on April 25, 2001. The acquisition will be structured as a merger of a wholly-owned subsidiary of Genzyme with and into Focal. On April 30, 2001 Genzyme also entered into a stock purchase agreement with Wyntek Diagnostics, Inc. ("Wyntek") and its stockholders pursuant to which Genzyme will acquire all or substantially all of the outstanding capital stock of Wyntek. The Focal merger requires the approval of Focal's shareholders, which has not yet been obtained.

    On December 14, 2000, Genzyme completed the acquisition of GelTex Pharmaceuticals, Inc. ("GelTex"). The acquisition was structured as a merger of GelTex with and into one of Genzyme's wholly-owned subsidiaries pursuant to an Agreement and Plan of Merger, dated as of September 11, 2000.

    On December 18, 2000, Genzyme completed the acquisition of Biomatrix. The acquisition was structured as a merger of Biomatrix with and into one of Genzyme's wholly-owned subsidiaries pursuant to an Agreement and Plan of Merger, dated as of March 6, 2000. Concurrent with the completion of Genzyme's acquisition of Biomatrix, Genzyme amended its charter to create Genzyme Biosurgery Division Common Stock ("Biosurgery Stock") and eliminate Genzyme Surgical Products Division Common Stock ("Surgical Products Stock") and Genzyme Tissue Repair Division Common Stock ("Tissue Repair Stock").

    The following unaudited pro forma combined financial information describes the pro forma effect of Genzyme's acquisitions of Focal and Wyntek on the:

    - unaudited statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000; and

    - unaudited balance sheet as of March 31, 2001

of both Genzyme and Genzyme Biosurgery, the division of Genzyme to which the assets and liabilities and operations of Focal will be allocated.

    The following unaudited pro forma combined financial information also describes the pro forma effect of Genzyme's merger with GelTex and Genzyme's merger with Biomatrix on the unaudited statement of operations for the year ended December 31, 2000 of both Genzyme and Genzyme Biosurgery, the division of Genzyme to which the assets and liabilities and operations of Biomatrix were allocated, as if these mergers took place on January 1, 2000. In addition, the Genzyme pro forma statement of operations for the year ended December 31, 2000 reflects the change in earnings allocations resulting from the creation of Biosurgery Stock and elimination of Surgical Products Stock and Tissue Repair Stock as if this took place on January 1, 2000. The purpose of this pro forma financial information is to demonstrate how the combined financial statements of these businesses might have appeared if each of the mergers had been completed at the beginning of the periods presented. The results of operations of GelTex and Biomatrix are included in the results of Genzyme beginning on the respective dates of acquisition.

    To determine earnings per share, Genzyme allocates its earnings to each series of its common stock based on the earnings attributable to that series of stock. The earnings attributable to each series of stock are defined in Genzyme's charter as the net income or loss of the corresponding division determined in accordance with generally accepted accounting principles and as adjusted for tax benefits allocated to or from the division in accordance with Genzyme's management and accounting policies. Genzyme's charter also requires that all income and expenses of Genzyme be allocated among the divisions in a reasonable and consistent manner. Genzyme's board of directors, however, retains considerable discretion in determining the types, magnitudes and extent of allocations to each series of common stock without shareholder approval.

    Because the earnings allocated to Genzyme Biosurgery Stock are based on the income or losses attributable to Genzyme Biosurgery, Genzyme included pro forma financial statements of Genzyme Biosurgery to aid investors in evaluating its performance.

    Holders of Genzyme Biosurgery Stock have no specific rights to the assets allocated to Genzyme Biosurgery. Genzyme Corporation continues to hold title to all of the assets allocated to Genzyme Biosurgery and is responsible for all of its liabilities, regardless of what Genzyme deems for financial statement presentation purposes as allocated to any division. Holders of Genzyme Biosurgery Stock, as common stockholders, are therefore subject to the risks of investing in the businesses, assets and liabilities of Genzyme, as a whole.

    Genzyme has prepared the pro forma financial information using the purchase method of accounting for all four transactions. Genzyme expects to have reorganization and restructuring expenses as well as potential operating efficiencies as a result of the transactions with Focal and Wyntek. The unaudited pro forma information does not reflect these potential expenses and efficiencies.

    PENDING ACQUISITION OF FOCAL

    As a result of the merger with Focal, each outstanding share of Focal common stock not already owned by Genzyme will automatically convert into the right to receive 0.1545 of a share of Biosurgery Stock, except for 10,000 shares of Focal common stock that will be purchased for cash. Genzyme will account for the merger using the purchase method of accounting. Under the purchase method, the assets and liabilities of Focal, including intangible assets, will be recorded at their fair market values. The results of operations and cash flows of Focal will be included in Genzyme's financial statements following the completion of the merger. The assets, liabilities and operations of Focal will be allocated to Genzyme Biosurgery.

    Additionally, each option and warrant to purchase shares of Focal common stock outstanding immediately before the effective time of the merger will be assumed by Genzyme after the merger and will become an option or warrant to acquire Biosurgery Stock. The conversion of options to purchase Focal common stock will be accounted for in accordance with Financial Accounting Standards Board Interpretation No. 44 ("FIN 44").

    PENDING ACQUISITION OF WYNTEK

    Under the stock purchase agreement with Wyntek, Genzyme will purchase all of the outstanding stock of Wyntek for approximately $65.0 million in cash. Genzyme will account for the transaction using the purchase method of accounting. Under this method, the assets and liabilities of Wyntek, including intangible assets, will be recorded at their fair market values. The results of operations and cash flows of Wyntek will be included in Genzyme's financial statements following the completion of the transaction. No options or warrants will be assumed by Genzyme in connection with the purchase. The assets, liabilities and operations of Wyntek will be allocated to Genzyme General.

    ACQUISITION OF GELTEX

    Genzyme issued approximately 7.9 million shares of Genzyme General Stock and paid cash of $515.2 million for all of the outstanding stock of GelTex. In addition, Genzyme issued options and warrants to purchase Genzyme General Stock in exchange for all outstanding GelTex options and warrants. The conversion of options to purchase GelTex common stock was accounted for in accordance with FIN 44.

    ACQUISITION OF BIOMATRIX

    Genzyme issued approximately 17.5 million shares of Biosurgery Stock and paid cash of $252.4 million for all of the outstanding stock of Biomatrix. In addition, Genzyme issued options to purchase Biosurgery Stock in exchange for all outstanding Biomatrix options. The conversion of options to purchase Biomatrix common stock was accounted for in accordance with FIN 44.

    TRACKING STOCK EXCHANGES

    In connection with the merger with Biomatrix, Genzyme effected an exchange of its tracking stock whereby outstanding shares of Tissue Repair Stock and Surgical Products Stock converted into Biosurgery Stock, the dividend and other provisions of which are designed to track the financial performance of the Genzyme Biosurgery division. Holders of Tissue Repair Stock and Surgical Products Stock, therefore, remain holders of Genzyme common stock, but hold a security whose dividend and other provisions are designed to track a different subset of Genzyme's operations and assets. Additionally, the votes and liquidation units per share of their holdings changed. Upon completion of the tracking stock exchanges, each outstanding share of Surgical Products Stock converted into the right to receive 0.6060 of a share of Biosurgery Stock and each outstanding share of Tissue Repair Stock converted into the right to receive 0.3352 of a share of Biosurgery Stock. Additionally, all outstanding options to purchase Surgical Products Stock and Tissue Repair Stock converted into options to purchase Biosurgery Stock at the respective conversion rates.

    The earnings attributable to Biosurgery Stock are defined in Genzyme's charter as the net income or loss of Genzyme Biosurgery determined in accordance with generally accepted accounting principles and as adjusted for tax benefits allocated to or from Genzyme Biosurgery in accordance with Genzyme's management and accounting policies. Prior to the tracking stock exchange, the earnings attributable to Surgical Products Stock and Tissue Repair Stock were defined in Genzyme's charter as the net income or loss of Genzyme Surgical Products and Genzyme Tissue Repair, respectively, determined in accordance with generally accepted accounting principles and as adjusted for tax benefits allocated to or from the division. Accordingly, the tracking stock exchanges involved a change in Genzyme's methodology for allocating its earnings to its series of common stock.

    These unaudited pro forma balance sheets and statements of operations are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the mergers been completed on the assumed date or for the periods presented, or which may be obtained in the future. To produce the pro forma financial information, Genzyme allocated the purchase price for the Focal and Wyntek mergers using its best estimates. The unaudited pro forma balance sheets and statements of operations should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of each of Genzyme, Focal, Wyntek, GelTex and Biomatrix. For Genzyme, those financial statements are included in Genzyme's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 (filed on May 15, 2001) and its Annual Report on Form 10-K for the year ended December 31, 2000 (filed on April 2, 2001). For GelTex those financial statements are included in GelTex's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (filed on November 14, 2000) and its Annual Report on Form 10-K for the year ended December 31, 1999 (filed on March 30, 2000), as amended on November 7, 2000. For Biomatrix, those financial statements are included in Biomatrix's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (filed on
November 14, 2000) and its Annual Report on Form 10-K for the year ended December 31, 1999 (filed on March 30, 2000), as amended on April 26, 2000 and October 26, 2000. For Wyntek, those financials are included in Exhibit 99.1 to Genzyme's Current Report on Form 8-K filed on May 18, 2001. For Focal, those financial statements are included in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

                      GENZYME CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (AMOUNTS IN THOUSANDS)

                                        HISTORICAL
                                         GENZYME
                                       CORPORATION         HISTORICAL       PRO FORMA      NOTE      HISTORICAL    PRO FORMA
                                     AND SUBSIDIARIES   BIOMATRIX, INC.    ADJUSTMENTS   REFERENCE     GELTEX     ADJUSTMENTS
                                     ----------------   ----------------   -----------   ---------   ----------   -----------
Revenues:
  Net product sales................     $ 811,897            $65,401        $     --                  $    --      $  6,166
  Net service sales................        84,482                 --              --        --             --            --
  Collaborative joint venture
    project reimbursement..........            --                 --              --        --          5,409        (5,409)
  Revenues from research and
    development contracts:
    Related parties................           509                 --              --                       --            --
    Other..........................         6,432                 --              --                   36,585            15
  Income from licenses, royalties,
    research contracts and
    grants.........................            --             10,221              --                       --            --
                                        ---------            -------        --------                  -------      --------
    Total revenues.................       903,320             75,622              --                   41,994           772
                                        ---------            -------        --------                  -------      --------
Operating costs and expenses:
  Cost of products sold............       232,383             20,395          11,330        B2             --         8,156
                                                                                                                      6,471
  Cost of services sold............        50,177                 --              --                       --            --
  Selling, general and
    administrative.................       264,551             33,576              21        B2
                                                                                (105)       B2         11,729         5,870
                                                                                                                      1,671
                                                                                                                      1,761
  Collaborative joint venture
    project costs..................            --                 --              --                    5,409        (5,409)
  Research and development
    (including research and
    development relating to
    contracts).....................       169,478             10,184              --                   33,727         7,042
                                                                                                                      4,568
  Amortization of intangibles......        22,974                 --          35,617        B1             --        59,876
  Purchase of in-process research
    and development................       200,191                 --         (82,143)       B8             --      (118,048)
  Charge for impaired asset........         4,321                 --              --                       --            --
                                        ---------            -------        --------                  -------      --------
    Total operating costs and
      expenses.....................       944,075             64,155         (35,280)                  50,865       (28,042)
                                        ---------            -------        --------                  -------      --------
Operating income (loss)............       (40,755)            11,467          35,280                   (8,871)       28,814
                                        ---------            -------        --------                  -------      --------
Other income (expenses):
  Equity in net loss of
    unconsolidated affiliates......       (44,965)                --              --                    1,582         8,277
                                                                                                                      1,812
                                                                                                                     (1,582)
  Gain on affiliate sale of
    stock..........................        22,689                 --              --                       --            --
  Gain on sale of investment in
    equity securities..............        23,173                 --              --                       --            --
  Minority interest................         4,625                 --              --                       --            --
  Charge for impaired
    investments....................        (7,300)                --              --                       --            --
  Other............................         5,188               (301)             --                       --            --
  Investment income................        45,593              3,402          (2,738)       B6          6,942       (18,923)
  Interest expense.................       (15,710)              (975)        (14,375)       B6           (697)          269
                                                                                                                    (10,781)
                                        ---------            -------        --------                  -------      --------
    Total other income
      (expenses)...................        33,293              2,126         (17,113)                   7,827       (20,928)
                                        ---------            -------        --------                  -------      --------
Income (loss) before income
  taxes............................        (7,462)            13,593          18,167                   (1,044)        7,886
(Provision for) benefit from income
  taxes............................       (55,478)            (6,513)         19,661        B5             --        27,824
                                        ---------            -------        --------                  -------      --------
Net income (loss)..................     $ (62,940)           $ 7,080        $ 37,828                  $(1,044)     $ 35,710
                                        =========            =======        ========                  =======      ========

                                                    PRO FORMA
                                                     GENZYME
                                                  CORPORATION,
                                       NOTE         BIOMATRIX
                                     REFERENCE     AND GELTEX
                                     ---------   ---------------
Revenues:
  Net product sales................  G6            $  883,464
  Net service sales................                    84,482
  Collaborative joint venture
    project reimbursement..........  G5                    --
  Revenues from research and
    development contracts:
    Related parties................                       509
    Other..........................  G6                43,032
  Income from licenses, royalties,
    research contracts and
    grants.........................                    10,221
                                                   ----------
    Total revenues.................                 1,021,708
                                                   ----------
Operating costs and expenses:
  Cost of products sold............  G2
                                      G6              278,735
  Cost of services sold............                    50,177
  Selling, general and
    administrative.................
                                      G6
                                      G2
                                      G2              319,074
  Collaborative joint venture
    project costs..................  G5
  Research and development
    (including research and
    development relating to
    contracts).....................  G2
                                      G6              224,999
  Amortization of intangibles......  G1,G6            118,467
  Purchase of in-process research
    and development................  G9                    --
  Charge for impaired asset........                     4,321
                                                   ----------
    Total operating costs and
      expenses.....................                   995,773
                                                   ----------
Operating income (loss)............                    25,935
                                                   ----------
Other income (expenses):
  Equity in net loss of
    unconsolidated affiliates......  G6
                                      G6
                                      G6              (34,876)
  Gain on affiliate sale of
    stock..........................  G5                22,689
  Gain on sale of investment in
    equity securities..............                    23,173
  Minority interest................                     4,625
  Charge for impaired
    investments....................                    (7,300)
  Other............................                     4,887
  Investment income................  G4                34,276
  Interest expense.................  G4
                                      G4              (42,269)
                                                   ----------
    Total other income
      (expenses)...................                     5,205
                                                   ----------
Income (loss) before income
  taxes............................                    31,140
(Provision for) benefit from income
  taxes............................  G7               (14,506)
                                                   ----------
Net income (loss)..................                $   16,634
                                                   ==========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (AMOUNTS IN THOUSANDS)

                                        PRO FORMA
                                         GENZYME
                                      CORPORATION,         HISTORICAL
                                        BIOMATRIX            WYNTEK          PRO FORMA      NOTE      HISTORICAL     PRO FORMA
                                       AND GELTEX      DIAGNOSTICS, INC.    ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS
                                     ---------------   ------------------   -----------   ---------   -----------   -----------
Revenues:
  Net product sales................    $  883,464           $17,546           $    --                  $  1,721       $(1,454)
  Net service sales................        84,482                --                --                        --
  Collaborative research and
    development revenue............            --                --                --                       874          (874)
  Revenue from research and
    development contracts:                                       --                --                        --            --
    Related parties................           509                --                --                        --            --
    Other..........................        43,032                --                --                        --            --
  Income from licenses, royalties,
    research contracts and
    grants.........................        10,221                --                --                        --            --
                                       ----------           -------           -------                  --------       -------
    Total revenues.................     1,021,708            17,546                --                     2,595        (2,328)
                                       ----------           -------           -------                  --------       -------
Operating costs and expenses:
  Cost of products sold............       278,735             8,457               318         W7          2,842         5,078
                                                                                                                       (1,230)

  Cost of services sold............        50,177                --                --                        --            --
  Selling, general and
    administrative.................       319,074             1,557                --                     6,000           867
  Collaborative joint venture
    project costs..................            --                --                --                        --            --
  Research and development
    (including research and
    development relating to
    contracts).....................       224,999             1,686                --                     8,112            --
  Amortization of intangibles......       118,467                --             5,025         W6             --           318
  Purchase of in-process research
    and development................            --                --                --                        --            --
  Charge for impaired asset........         4,321                --                --                        --            --
                                       ----------           -------           -------                  --------       -------
    Total operating costs and
      expenses.....................       995,773            11,700             5,343                    16,954         5,033
                                       ----------           -------           -------                  --------       -------
Operating income (loss)............        25,935             5,846            (5,343)                  (14,359)       (7,361)
                                       ----------           -------           -------                  --------       -------
Other income (expenses):
  Equity in net loss of
    unconsolidated affiliates......       (34,876)               --                --                        --            --
  Gain on affiliate sale of
    stock..........................        22,689                --                --                        --            --
  Gain on sale of investment in
    equity securities..............        23,173                --                --                        --            --
  Minority interest................         4,625                --                --                        --            --
  Charge for impaired investment...        (7,300)               --                --                        --         7,300
  Other............................         4,887                --                --                       475            --
  Investment income................        34,276               258            (3,572)        W8            705            --
  Interest expense.................       (42,269)               --                --                      (298)           --
                                       ----------           -------           -------                  --------       -------
    Total other income
      (expenses)...................         5,205               258            (3,572)                      882         7,300
                                       ----------           -------           -------                  --------       -------
Income (loss) before income
  taxes............................        31,140             6,104            (8,915)                  (13,477)          (61)
(Provision for) benefit from income
  taxes............................       (14,506)           (2,208)            3,209         W9                        4,874
                                       ----------           -------           -------                  --------       -------
Income (loss) before cumulative
  effect of change in accounting
  principle........................        16,634             3,896            (5,706)                  (13,477)        4,813
Cumulative effect of a change in
  accounting principle, net of
  tax..............................            --                --                --                    (5,600)        5,600
                                       ----------           -------           -------                  --------       -------
Net income (loss)..................    $   16,634           $ 3,896           $(5,706)                 $(19,077)      $10,413
                                       ==========           =======           =======                  ========       =======

                                                  PRO FORMA
                                                   GENZYME
                                                 CORPORATION
                                       NOTE          AND
                                     REFERENCE   SUBSIDIARIES
                                     ---------   ------------
Revenues:
  Net product sales................  F10          $  901,277
  Net service sales................                   84,482
  Collaborative research and
    development revenue............  F11                  --
  Revenue from research and
    development contracts:                                --
    Related parties................                      509
    Other..........................                   43,032
  Income from licenses, royalties,
    research contracts and
    grants.........................                   10,221
                                                  ----------
    Total revenues.................                1,039,521
                                                  ----------
Operating costs and expenses:
  Cost of products sold............  F9
                                       F10           294,200
  Cost of services sold............                   50,177
  Selling, general and
    administrative.................  F9              327,498
  Collaborative joint venture
    project costs..................                       --
  Research and development
    (including research and
    development relating to
    contracts).....................                  234,797
  Amortization of intangibles......  F8              123,810
  Purchase of in-process research
    and development................                       --
  Charge for impaired asset........                    4,321
                                                  ----------
    Total operating costs and
      expenses.....................                1,034,803
                                                  ----------
Operating income (loss)............                    4,718
                                                  ----------
Other income (expenses):
  Equity in net loss of
    unconsolidated affiliates......                  (34,876)
  Gain on affiliate sale of
    stock..........................                   22,689
  Gain on sale of investment in
    equity securities..............                   23,173
  Minority interest................                    4,625
  Charge for impaired investment...  F10                  --
  Other............................                    5,362
  Investment income................                   31,667
  Interest expense.................                  (42,567)
                                                  ----------
    Total other income
      (expenses)...................                   10,073
                                                  ----------
Income (loss) before income
  taxes............................                   14,791
(Provision for) benefit from income
  taxes............................  F12              (8,631)
                                                  ----------
Income (loss) before cumulative
  effect of change in accounting
  principle........................                    6,160
Cumulative effect of a change in
  accounting principle, net of
  tax..............................  F11                  --
                                                  ----------
Net income (loss)..................               $    6,160
                                                  ==========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        HISTORICAL
                                         GENZYME
                                       CORPORATION        HISTORICAL       PRO FORMA      NOTE      HISTORICAL    PRO FORMA
                                     AND SUBSIDIARIES   BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE     GELTEX     ADJUSTMENTS
                                     ----------------   ---------------   -----------   ---------   ----------   -----------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......      $ 85,956                          $     --                               $  34,666
  Tax benefit allocated from
    Genzyme Molecular Oncology.....         7,476                                --                                      --
  Tax benefit allocated from
    Genzyme Biosurgery.............        28,023                              (352)          B7                         --
                                         --------                          --------                               ---------
  Net income allocated to Genzyme
    General Stock..................      $121,455                          $   (352)                              $  34,666
                                         ========                          ========                               =========
  Net income per share of Genzyme
    General Stock:
    Basic..........................      $   1.41
                                         ========
    Diluted........................      $   1.35
                                         ========
  Weighted average shares
    outstanding:
    Basic..........................        86,131                                                                     7,062
                                         ========                                                                 =========
    Diluted........................        89,683                                                                    14,463
                                         ========                                                                 =========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................      $(23,096)
                                         ========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................      $  (1.60)
                                         ========
  Weighted average shares
    outstanding....................        14,446
                                         ========
  ALLOCATED TO SURGICAL PRODUCTS
    STOCK:
  Net loss.........................      $(54,748)                         $ 54,748           B4
                                         ========                          ========
  Net loss per share of Surgical
    Products Stock--basic and
    diluted........................      $  (3.67)                         $   3.67           B4
                                         ========                          ========
  Weighted average shares
    outstanding....................        14,900                           (14,900)          B3
                                         ========                          ========
  ALLOCATED TO TISSUE REPAIR STOCK:
  Net loss.........................      $(19,833)                         $ 19,833           B4
                                         ========                          ========
  Net loss per share of Tissue
    Repair Stock--basic and
    diluted........................      $  (0.69)                         $   0.69           B4
                                         ========                          ========
  Weighted average shares
    outstanding....................        28,716                           (28,716)          B3
                                         ========                          ========
  BIOMATRIX, INC.:
  Net income.......................                         $ 7,080        $ (7,080)          B4
                                                            =======        ========
  Net income per Biomatrix common
    share-basic....................                         $  0.30        $  (0.30)          B4
                                                            =======        ========
  Weighted average shares
    outstanding....................                          23,401         (23,401)          B3
                                                            =======        ========
  Net income per Biomatrix common
    and common equivalent
    share-diluted..................                         $  0.29        $  (0.29)          B4
                                                            =======        ========
  Adjusted weighted average shares
    outstanding....................                          24,395         (24,395)          B3
                                                            =======        ========
  ALLOCATED TO BIOSURGERY STOCK:
  Genzyme Biosurgery net loss......      $(87,636)                         $(42,821)          B4
  Allocated tax benefit............           448                            13,500           B9
                                         --------                          ========
  Net loss allocated to Biosurgery
    Stock..........................      $(87,188)                         $(29,321)          B4
                                         ========                          ========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......      $  (2.40)
                                         ========
  Weighted average shares
    outstanding....................        36,359                              (686)          B3
                                         ========                          ========
  GELTEX PHARMACEUTICALS, INC.:
  Net loss.........................                                                                  $(1,044)     $   1,044
                                                                                                     =======      =========
  Net loss per share of GelTex
    common stock--basic and
    diluted........................                                                                  $ (0.05)     $    0.05
                                                                                                     =======      =========
  Weighted average shares
    outstanding....................                                                                   19,872        (19,872)
                                                                                                     =======      =========

                                                  PRO FORMA
                                                   GENZYME
                                                 CORPORATION,
                                       NOTE       BIOMATRIX
                                     REFERENCE    AND GELTEX
                                     ---------   ------------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......     G8        $ 120,622
  Tax benefit allocated from
    Genzyme Molecular Oncology.....                   7,476
  Tax benefit allocated from
    Genzyme Biosurgery.............                  27,671
                                                  ---------
  Net income allocated to Genzyme
    General Stock..................               $ 155,769
                                                  =========
  Net income per share of Genzyme
    General Stock:
    Basic..........................               $    1.67
                                                  =========
    Diluted........................               $    1.59
                                                  =========
  Weighted average shares
    outstanding:
    Basic..........................     G3           93,193
                                                  =========
    Diluted........................     G3          104,146
                                                  =========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................               $ (23,096)
                                                  =========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................               $   (1.60)
                                                  =========
  Weighted average shares
    outstanding....................                  14,446
                                                  =========
  ALLOCATED TO SURGICAL PRODUCTS
    STOCK:
  Net loss.........................               $      --
                                                  =========
  Net loss per share of Surgical
    Products Stock--basic and
    diluted........................               $      --
                                                  =========
  Weighted average shares
    outstanding....................                      --
                                                  =========
  ALLOCATED TO TISSUE REPAIR STOCK:
  Net loss.........................               $      --
                                                  =========
  Net loss per share of Tissue
    Repair Stock--basic and
    diluted........................               $      --
                                                  =========
  Weighted average shares
    outstanding....................                      --
                                                  =========
  BIOMATRIX, INC.:
  Net income.......................               $      --
                                                  =========
  Net income per Biomatrix common
    share-basic....................               $      --
                                                  =========
  Weighted average shares
    outstanding....................                      --
                                                  =========
  Net income per Biomatrix common
    and common equivalent
    share-diluted..................               $      --
                                                  =========
  Adjusted weighted average shares
    outstanding....................                      --
                                                  =========
  ALLOCATED TO BIOSURGERY STOCK:
  Genzyme Biosurgery net loss......               $(130,457)
  Allocated tax benefit............                  13,948
                                                  =========
  Net loss allocated to Biosurgery
    Stock..........................               $(116,509)
                                                  =========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......               $   (3.27)
                                                  =========
  Weighted average shares
    outstanding....................                  35,673
                                                  =========
  GELTEX PHARMACEUTICALS, INC.:
  Net loss.........................     G8        $      --
                                                  =========
  Net loss per share of GelTex
    common stock--basic and
    diluted........................     G8        $      --
                                                  =========
  Weighted average shares
    outstanding....................     G3               --
                                                  =========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                      PRO FORMA
                                       GENZYME
                                     CORPORATION,      HISTORICAL
                                      BIOMATRIX          WYNTEK          PRO FORMA      NOTE      HISTORICAL     PRO FORMA
                                      AND GELTEX    DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS
                                     ------------   -----------------   -----------   ---------   -----------   -----------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......   $ 120,622                          $ (1,810)         W10                   $     --
  Tax benefit allocated from
    Genzyme Molecular Oncology.....       7,476                                --                                      --
  Tax benefit allocated from
    Genzyme Biosurgery.............      27,671                                --                                   4,874
                                      ---------                          --------                                --------
  Net income allocated to Genzyme
    General Stock..................   $ 155,769                          $ (1,810)                               $  4,874
                                      =========                          ========                                ========
  Net income per share of Genzyme
    General Stock:
    Basic..........................   $    1.67
                                      =========
    Diluted........................   $    1.59
                                      =========
  Weighted average shares
    outstanding:
    Basic..........................      93,193
                                      =========
    Diluted........................     104,146
                                      =========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................   $ (23,096)
                                      =========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................   $   (1.60)
                                      =========
  Weighted average shares
    outstanding....................      14,446
                                      =========
  ALLOCATED TO BIOSURGERY STOCK:
  Genzyme Biosurgery net loss......   $(130,457)                                                                 $(13,538)
  Allocated tax benefit............      13,948                                                                        --
                                      ---------                                                                  --------
  Net loss allocated to Biosurgery
    Stock..........................   $(116,509)                                                                 $(13,538)
                                      =========                                                                  ========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......   $   (3.27)
                                      =========
  Weighted average shares
    outstanding....................      35,673                                                                     2,086
                                      =========                                                                  ========
WYNTEK DIAGNOSTICS, INC.
  Net income.......................                      $ 3,896         $ (3,896)         W10
                                                         =======         ========
  Net income per share of Wyntek
    common stock--basic............                      $  0.95         $  (0.95)         W10
                                                         =======         ========
  Weighted average shares
    outstanding....................                        4,120           (4,120)         W10
                                                         =======         ========
  Net income per share of Wyntek
    common stock--diluted..........                      $  0.87         $  (0.87)         W10
                                                         =======         ========
  Adjusted weighted average shares
    outstanding....................                        4,488           (4,488)         W10
                                                         =======         ========
FOCAL, INC.
  Net loss.........................                                                                $(19,077)     $ 19,077
                                                                                                   ========      ========
  Net loss per Focal common
    share--basic and diluted.......                                                                $  (1.30)     $   1.30
                                                                                                   ========      ========
  Weighted average shares
    outstanding....................                                                                  14,707       (14,707)
                                                                                                   ========      ========


                                                     PRO FORMA
                                                      GENZYME
                                        NOTE        CORPORATION
                                     REFERENCE    AND SUBSIDIARIES
                                     ----------   ----------------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......                  $ 118,812
  Tax benefit allocated from
    Genzyme Molecular Oncology.....                      7,476
  Tax benefit allocated from
    Genzyme Biosurgery.............     F14             32,545
                                                     ---------
  Net income allocated to Genzyme
    General Stock..................                  $ 158,833
                                                     =========
  Net income per share of Genzyme
    General Stock:
    Basic..........................                  $    1.70
                                                     =========
    Diluted........................                  $    1.62
                                                     =========
  Weighted average shares
    outstanding:
    Basic..........................                     93,193
                                                     =========
    Diluted........................                    104,146
                                                     =========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................                  $ (23,096)
                                                     =========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................                  $   (1.60)
                                                     =========
  Weighted average shares
    outstanding....................                     14,446
                                                     =========
  ALLOCATED TO BIOSURGERY STOCK:
  Genzyme Biosurgery net loss......     F13          $(143,995)
  Allocated tax benefit............                     13,948
                                                     ---------
  Net loss allocated to Biosurgery
    Stock..........................                  $(130,047)
                                                     =========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......                  $   (3.44)
                                                     =========
  Weighted average shares
    outstanding....................     F13             37,759
                                                     =========
WYNTEK DIAGNOSTICS, INC.
  Net income.......................

  Net income per share of Wyntek
    common stock--basic............

  Weighted average shares
    outstanding....................

  Net income per share of Wyntek
    common stock--diluted..........

  Adjusted weighted average shares
    outstanding....................

FOCAL, INC.
  Net loss.........................     F13          $      --
                                                     =========
  Net loss per Focal common
    share--basic and diluted.......     F13          $      --
                                                     =========
  Weighted average shares
    outstanding....................     F13                 --
                                                     =========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2001
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        HISTORICAL
                                         GENZYME           HISTORICAL
                                       CORPORATION           WYNTEK          PRO FORMA      NOTE      HISTORICAL     PRO FORMA
                                     AND SUBSIDIARIES   DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS
                                     ----------------   -----------------   -----------   ---------   -----------   -----------
Revenues:
  Net product sales................      $250,830             $5,855         $     --                 $       613    $    (571)
  Net service sales................        23,760                 --                                           --
  Collaborative research and
    development revenue............                                                                           249         (249)
  Revenue from research and
    development contracts:
    Related parties................           319                 --               --                          --           --
    Other..........................         3,352                 --               --                          --           --
                                         --------             ------         --------                 -----------    ---------
      Total revenues...............       278,261              5,855               --                         862         (820)
                                         --------             ------         --------                 -----------    ---------

Operating costs and expenses:
  Cost of products sold............        76,532              2,208               --                         771         (429)
  Cost of services sold............        13,421                 --               --                          --           --
  Selling, general and
    administrative.................        91,114                864               --                       1,446          217
  Research and development
    (including research and
    development related to
    contracts).....................        57,110                490               --                       1,369           --
  Amortization of intangibles......        28,991                 --            1,256         W6               --           80
                                         --------             ------         --------                 -----------    ---------
      Total operating costs and
        expenses...................       267,168              3,562            1,256                       3,586         (132)
                                         --------             ------         --------                 -----------    ---------

Operating income (loss)............        11,093              2,293           (1,256)                     (2,724)        (688)
                                         --------             ------         --------                 -----------    ---------

Other income (expenses):
  Equity in net loss of
    unconsolidated affiliates......        (9,015)                --               --                          --          536
  Minority interest................         1,274                 --               --                          --           --
  Other............................        (3,710)                --               --                          --           --
  Investment income................        10,148                 66             (893)        W8               99           --
  Interest expense.................       (11,370)                --               --                          --           --
                                         --------             ------         --------                 -----------    ---------
      Total other income
        (expenses).................       (12,673)                66             (893)                         99          536
                                         --------             ------         --------                 -----------    ---------

Income (loss) before income
  taxes............................        (1,580)             2,359           (2,149)                     (2,625)        (152)
(Provision for) benefit from income
  taxes............................           670               (850)             774         W9               --        1,000
                                         --------             ------         --------                 -----------    ---------
Income (loss) before cumulative
  effect of change in accounting
  principle........................          (910)             1,509           (1,375)                     (2,625)         848
Cumulative effect of change in
  accounting principle, net of
  tax..............................         4,167                 --               --                          --           --
                                         --------             ------         --------                 -----------    ---------
Net income (loss)..................      $  3,257             $1,509         $ (1,375)                $    (2,625)   $     848
                                         ========             ======         ========                 ===========    =========

                                                    PRO FORMA
                                                     GENZYME
                                                   CORPORATION
                                       NOTE            AND
                                     REFERENCE    SUBSIDIARIES
                                     ---------   ---------------
Revenues:
  Net product sales................       F10      $   256,727
  Net service sales................                     23,760
  Collaborative research and
    development revenue............       F11
  Revenue from research and
    development contracts:
    Related parties................                        319
    Other..........................                      3,352
                                                   -----------
      Total revenues...............                    284,158
                                                   -----------
Operating costs and expenses:
  Cost of products sold............       F10           79,082
  Cost of services sold............                     13,421
  Selling, general and
    administrative.................        F9           93,641
  Research and development
    (including research and
    development related to
    contracts).....................                     58,969
  Amortization of intangibles......        F8           30,327
                                                   -----------
      Total operating costs and
        expenses...................                    275,440
                                                   -----------
Operating income (loss)............                      8,718
                                                   -----------
Other income (expenses):
  Equity in net loss of
    unconsolidated affiliates......                     (8,479)
  Minority interest................                      1,274
  Other............................                     (3,710)
  Investment income................                      9,420
  Interest expense.................                    (11,370)
                                                   -----------
      Total other income
        (expenses).................                    (12,865)
                                                   -----------
Income (loss) before income
  taxes............................                     (4,147)
(Provision for) benefit from income
  taxes............................       F12            1,594
                                                   -----------
Income (loss) before cumulative
  effect of change in accounting
  principle........................                     (2,553)
Cumulative effect of change in
  accounting principle, net of
  tax..............................                      4,167
                                                   -----------
Net income (loss)..................                $     1,614
                                                   ===========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2001
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        HISTORICAL       HISTORICAL
                                         GENZYME           WYNTEK
                                       CORPORATION      DIAGNOSTICS,    PRO FORMA      NOTE      HISTORICAL     PRO FORMA
                                     AND SUBSIDIARIES       INC.       ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS
                                     ----------------   ------------   -----------   ---------   -----------   -----------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income before
    cumulative effect of change in
    accounting principle...........      $ 25,145                       $    134        W10                     $     --
  Cumulative effect of change in
    accounting principle, net of
    tax............................         4,167                             --                                      --
                                         --------                       --------                                --------
  Genzyme General net income.......        29,312                            134                                      --
  Tax benefit allocated from
    Genzyme Biosurgery.............         8,116                             --                                   1,000
  Tax benefit allocated from
    Genzyme Molecular Oncology.....         2,826                             --                                      --
                                         --------                       --------                                --------
  Net income allocated to Genzyme
    General Stock..................      $ 40,254                       $    134                                $  1,000
                                         ========                       ========                                ========
  Net income per share of Genzyme
    General Stock:
  Basic:
  Net income per share before
    cumulative effect of change in
    accounting principle...........      $   0.38
  Per share cumulative effect of
    change in accounting principle,
    net of tax.....................          0.04
                                         --------
  Net income per share allocated to
    Genzyme General Stock..........      $   0.42
                                         ========
  Diluted:
  Net income per share before
    cumulative effect of change in
    accounting principle...........      $   0.36
  Per share cumulative effect of
    change in accounting principle,
    net of tax.....................          0.04
                                         --------
  Net income per share allocated to
    Genzyme General Stock..........      $   0.40
                                         ========
  Weighted average shares
    outstanding:
  Basic............................        95,875
                                         ========
  Diluted..........................       100,400
                                         ========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................      $ (6,274)
                                         ========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................      $  (0.39)
                                         ========
  Weighted average shares
    outstanding....................        15,907
                                         ========
  FOCAL, INC.:
  Net loss.........................                                                                $(2,625)     $  2,625
                                                                                                   =======      ========
  Net loss per share of Focal
    common stock--basic and
    diluted........................                                                                $ (0.15)     $   0.15
                                                                                                   =======      ========
  Weighted average shares
    outstanding....................                                                                 17,283       (17,283)
                                                                                                   =======      ========
  ALLOCATED TO BIOSURGERY STOCK:
  Genzyme Biosurgery net loss......      $(35,327)                                                              $ (2,777)
  Allocated tax benefit............         4,604                                                                     --
                                         --------                                                               --------
  Net loss allocated to Biosurgery
    Stock..........................      $(30,723)                                                              $ (2,777)
                                         ========                                                               ========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......      $  (0.84)
                                         ========
  Weighted average shares
    outstanding....................        36,402                                                                  2,086
                                         ========                                                               ========
  WYNTEK DIAGNOSTICS, INC.:
  Net income.......................                       $ 1,509       $ (1,509)       W10
                                                          =======       ========
  Net income per share of Wyntek
    common stock--basic............                       $  0.37       $  (0.37)       W10
                                                          =======       ========
  Weighted average shares
    outstanding....................                         4,125         (4,125)       W10
                                                          =======       ========
  Net income per share of Wyntek
    common stock and equivalent
    share--diluted.................                       $  0.34       $  (0.34)       W10
                                                          =======       ========
  Adjusted weighted average shares
    outstanding....................                         4,487         (4,487)       W10
                                                          =======       ========

                                                    PRO FORMA
                                                     GENZYME
                                       NOTE        CORPORATION
                                     REFERENCE   AND SUBSIDIARIES
                                     ---------   ----------------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income before
    cumulative effect of change in
    accounting principle...........                  $ 25,279
  Cumulative effect of change in
    accounting principle, net of
    tax............................                     4,167
                                                     --------
  Genzyme General net income.......                    29,446
  Tax benefit allocated from
    Genzyme Biosurgery.............     F14             9,116
  Tax benefit allocated from
    Genzyme Molecular Oncology.....                     2,826
                                                     --------
  Net income allocated to Genzyme
    General Stock..................                  $ 41,388
                                                     ========
  Net income per share of Genzyme
    General Stock:
  Basic:
  Net income per share before
    cumulative effect of change in
    accounting principle...........                  $   0.39
  Per share cumulative effect of
    change in accounting principle,
    net of tax.....................                      0.04
                                                     --------
  Net income per share allocated to
    Genzyme General Stock..........                  $   0.43
                                                     ========
  Diluted:
  Net income per share before
    cumulative effect of change in
    accounting principle...........                  $   0.37
  Per share cumulative effect of
    change in accounting principle,
    net of tax.....................                      0.04
                                                     --------
  Net income per share allocated to
    Genzyme General Stock..........                  $   0.41
                                                     ========
  Weighted average shares
    outstanding:
  Basic............................                    95,875
                                                     ========
  Diluted..........................                   100,400
                                                     ========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................                  $ (6,274)
                                                     ========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................                  $  (0.39)
                                                     ========
  Weighted average shares
    outstanding....................                    15,907
                                                     ========
  FOCAL, INC.:
  Net loss.........................     F13          $     --
                                                     ========
  Net loss per share of Focal
    common stock--basic and
    diluted........................     F13          $     --
                                                     ========
  Weighted average shares
    outstanding....................     F13                --
                                                     ========
  ALLOCATED TO BIOSURGERY STOCK:
  Genzyme Biosurgery net loss......     F13          $(38,104)
  Allocated tax benefit............                     4,604
                                                     --------
  Net loss allocated to Biosurgery
    Stock..........................                  $(33,500)
                                                     ========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......                  $  (0.87)
                                                     ========
  Weighted average shares
    outstanding....................     F13            38,488
                                                     ========
  WYNTEK DIAGNOSTICS, INC.:
  Net income.......................                  $     --
                                                     ========
  Net income per share of Wyntek
    common stock--basic............                  $     --
                                                     ========
  Weighted average shares
    outstanding....................                        --
                                                     ========
  Net income per share of Wyntek
    common stock and equivalent
    share--diluted.................                  $     --
                                                     ========
  Adjusted weighted average shares
    outstanding....................                        --
                                                     ========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                              AS OF MARCH 31, 2001
                             (AMOUNTS IN THOUSANDS)

                                          HISTORICAL
                                            GENZYME          HISTORICAL
                                        CORPORATION AND        WYNTEK          PRO FORMA      NOTE      HISTORICAL     PRO FORMA
                                         SUBSIDIARIES     DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS
                                        ---------------   -----------------   -----------   ---------   -----------   -----------
ASSETS
Current assets:
  Cash and cash equivalents...........    $  207,582          $  4,779         $ (65,650)       W1       $  5,490      $    (507)
  Short-term investments..............       122,557                --                --                      201
  Accounts receivable, net............       211,452             3,826                --                      432           (370)
  Inventories.........................       165,437             2,091               318        W3          1,511          5,078
  Prepaid expenses and other current
    assets............................        36,537               100                --                      406             --
  Deferred tax assets--current........        45,024               229              (229)       W4             --             --
                                          ----------          --------         ---------                 --------      ---------
      Total current assets............       788,589            11,025           (65,561)                   8,040          4,201
Property, plant and equipment, net....       512,386             1,970                --                    2,020             --
Long-term investments.................       289,475                --                --                       --             --
Notes receivable--related party.......        10,159                --                --                      174            (37)
Intangibles, net......................     1,536,065                --            49,122        W1             --          3,817
Investments in equity securities......        76,903                --                --                       --             --
Other noncurrent assets...............        50,835                40                --                       --          2,600
                                                                                                                          (6,165)
                                          ----------          --------         ---------                 --------      ---------
      Total assets....................    $3,264,412          $ 13,035         $ (16,439)                $ 10,234      $   4,416
                                          ==========          ========         =========                 ========      =========

                                                       PRO FORMA
                                                        GENZYME
                                          NOTE      CORPORATION AND
                                        REFERENCE    SUBSIDIARIES
                                        ---------   ---------------
ASSETS
Current assets:
  Cash and cash equivalents...........      F1        $  151,694
  Short-term investments..............                   122,758
  Accounts receivable, net............      F5           215,340
  Inventories.........................      F4           174,435
  Prepaid expenses and other current
    assets............................                    37,043
  Deferred tax assets--current........                    45,024
                                                      ----------
      Total current assets............                   746,294
Property, plant and equipment, net....                   516,376
Long-term investments.................                   289,475
Notes receivable--related party.......      F3            10,296
Intangibles, net......................      F1         1,589,004
Investments in equity securities......                    76,903
Other noncurrent assets...............      F6
                                            F5            47,310
                                                      ----------
      Total assets....................                $3,275,658
                                                      ==========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET (CONTINUED)
                              AS OF MARCH 31, 2001
                             (AMOUNTS IN THOUSANDS)

                                     HISTORICAL       HISTORICAL
                                       GENZYME          WYNTEK          PRO FORMA      NOTE      HISTORICAL     PRO FORMA
                                     CORPORATION   DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS
                                     -----------   -----------------   -----------   ---------   -----------   -----------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable.................  $   30,133        $  1,021         $      --                  $   278      $      --
  Accrued expenses.................     110,960           1,836             1,000        W2          1,909          1,125
                                                                                                                      700
Income taxes payable...............      48,956             605                --                       --             --
Deferred revenue...................       5,401              --                --                      883           (883)
Current portion of notes payable
  and long-term debt and capital
  lease obligations................      19,869              --                --                      600             --
                                     ----------        --------         ---------                  -------      ---------
      Total current liabilities....     215,319           3,462             1,000                    3,670            942
Notes payable and long-term debt
  and capital lease obligations....     381,089              --                --                      535             --
Convertible notes and debentures,
  net..............................     283,485              --                --                       --             --
Deferred Revenue--noncurrent.......          --              --                --                    3,800         (3,800)
Deferred tax
  liabilities--noncurrent..........     206,980              --                --                       --             --
Other noncurrent liabilities.......       9,182              --                --                       --             --
                                     ----------        --------         ---------                  -------      ---------
      Total liabilities............   1,096,055           3,462             1,000                    8,005         (2,858)
                                     ----------        --------         ---------                  -------      ---------
Stockholders' equity:
  Genzyme General Stock, $.01 par
    value..........................         963              --                --                       --             --
  Molecular Oncology Stock, $.01
    par value......................         160              --                --                       --             --
  Biosurgery Stock, $.01 par
    value..........................         365              --                --                       --             21
  Treasury Stock--at cost..........        (901)             --                --                       --             --
  Additional paid-in
    capital--Genzyme General
    Stock..........................   1,290,189              --                --                       --             --
  Additional paid-in
    capital--Molecular Oncology
    Stock..........................     111,665              --                --                       --             --
  Additional paid-in
    capital--Biosurgery Stock......     823,631              --                --                       --          9,513
                                                                                                                      389
  Notes receivable--related
    parties........................     (11,529)             --                --                       --           (420)
Deferred compensation..............      (7,319)             --                --                       --             --
Accumulated deficit................      (2,481)             --            (7,866)       W1             --             --
Wyntek Diagnostics, Inc. preferred
  stock, none issued...............          --              --                --                       --             --
Wyntek Diagnostics, Inc. common
  stock............................          --           3,357            (3,357)       W5             --             --
Wyntek Diagnostics, Inc. additional
  paid-in capital..................          --              --                --                       --             --
Wyntek Diagnostics, Inc. notes
  receivable--related parties......          --              --                --                       --             --
Wyntek Diagnostics, Inc. retained
  earnings.........................          --           6,216            (6,216)       W5             --             --
Wyntek Diagnostics, Inc. treasury
  stock, at cost...................          --              --                --                       --             --
Focal, Inc. preferred stock, none
  issued...........................          --              --                --                       --             --
Focal, Inc. common stock, $.0001
  par value........................          --              --                --                      174           (174)
Focal, Inc. additional paid-in
  capital..........................          --              --                --                  100,344       (100,344)
Focal, Inc. notes
  receivable--related parties......          --              --                --                     (420)           420
Focal, Inc. accumulated deficit....          --              --                --                  (97,870)        97,870
Focal, Inc. treasury stock, at
  cost.............................          --              --                --                       --             --
Accumulated other comprehensive
  income (loss)....................     (36,386)             --                --                        1             (1)
                                     ----------        --------         ---------                  -------      ---------
    Total stockholders' equity.....   2,168,357           9,573           (17,439)                   2,229          7,274
                                     ----------        --------         ---------                  -------      ---------
    Total liabilities and
     stockholders' equity..........  $3,264,412        $ 13,035         $ (16,439)                 $10,234      $   4,416
                                     ==========        ========         =========                  =======      =========

                                                  PRO FORMA
                                                   GENZYME
                                                 CORPORATION
                                       NOTE          AND
                                     REFERENCE   SUBSIDIARIES
                                     ---------   ------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable.................              $    31,432
  Accrued expenses.................      F2
                                         F2          117,530
Income taxes payable...............                   49,561
Deferred revenue...................      F7            5,401
Current portion of notes payable
  and long-term debt and capital
  lease obligations................                   20,469
                                                 -----------
      Total current liabilities....                  224,393
Notes payable and long-term debt
  and capital lease obligations....                  381,624
Convertible notes and debentures,
  net..............................                  283,485
Deferred Revenue--noncurrent.......      F7               --
Deferred tax
  liabilities--noncurrent..........                  206,980
Other noncurrent liabilities.......                    9,182
                                                 -----------
      Total liabilities............                1,105,664
                                                 -----------
Stockholders' equity:
  Genzyme General Stock, $.01 par
    value..........................                      963
  Molecular Oncology Stock, $.01
    par value......................                      160
  Biosurgery Stock, $.01 par
    value..........................      F1              386
  Treasury Stock--at cost..........                     (901)
  Additional paid-in
    capital--Genzyme General
    Stock..........................                1,290,189
  Additional paid-in
    capital--Molecular Oncology
    Stock..........................                  111,665
  Additional paid-in
    capital--Biosurgery Stock......      F1
                                         F1          833,533
  Notes receivable--related
    parties........................      F3          (11,949)
Deferred compensation..............                   (7,319)
Accumulated deficit................                  (10,347)
Wyntek Diagnostics, Inc. preferred
  stock, none issued...............                       --
Wyntek Diagnostics, Inc. common
  stock............................                       --
Wyntek Diagnostics, Inc. additional
  paid-in capital..................                       --
Wyntek Diagnostics, Inc. notes
  receivable--related parties......                       --
Wyntek Diagnostics, Inc. retained
  earnings.........................                       --
Wyntek Diagnostics, Inc. treasury
  stock, at cost...................                       --
Focal, Inc. preferred stock, none
  issued...........................                       --
Focal, Inc. common stock, $.0001
  par value........................      F3               --
Focal, Inc. additional paid-in
  capital..........................      F3               --
Focal, Inc. notes
  receivable--related parties......      F3               --
Focal, Inc. accumulated deficit....      F3               --
Focal, Inc. treasury stock, at
  cost.............................                       --
Accumulated other comprehensive
  income (loss)....................      F3          (36,386)
                                                 -----------
    Total stockholders' equity.....                2,169,994
                                                 -----------
    Total liabilities and
     stockholders' equity..........              $ 3,275,658
                                                 ===========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               GENZYME BIOSURGERY
                       A DIVISION OF GENZYME CORPORATION
             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                             (AMOUNTS IN THOUSANDS)

                                     HISTORICAL
                                      GENZYME       HISTORICAL       PRO FORMA      NOTE      HISTORICAL     PRO FORMA      NOTE
                                     BIOSURGERY   BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS   REFERENCE
                                     ----------   ---------------   -----------   ---------   -----------   -----------   ---------
Revenues:
  Net product sales................  $ 121,870        $65,401        $     --                  $  1,721      $ (1,454)       F24
  Net service sales................     23,321             --              --                        --            --
  Collaborative research and
    development revenue............         --             --                                       874          (874)       F25
  Revenue from research and
    development contracts..........         23             --              --                        --            --
  Income from licenses, royalties,
    research contracts.............         --         10,221              --                        --            --
                                     ---------        -------        --------                  --------      --------
    Total revenues.................    145,214         75,622              --                     2,595        (2,328)
                                     ---------        -------        --------                  --------      --------

Operating costs and expenses:
  Cost of products sold............     69,489         20,395          11,330        B11          2,842         5,078        F23
                                                                                                               (1,230)       F24
  Cost of services sold............     12,298             --              --                        --            --
  Selling, general and
    administrative.................     92,238         33,576              21        B11
                                                                         (105)       B11          6,000           867        F23
  Research and development
    (including research and
    development relating to
    contracts).....................     37,000         10,184              --                     8,112            --
  Amortization of intangibles......      7,096             --          35,617        B10             --           318        F22
  Purchase of in-process research
    and development................     82,143             --         (82,143)       B14             --            --
  Charge for impaired asset........      4,321             --                                        --            --
                                     ---------        -------        --------                  --------      --------
    Total operating costs and
      expenses.....................    304,585         64,155         (35,280)                   16,954         5,033
                                     ---------        -------        --------                  --------      --------
Operating income (loss)............   (159,371)        11,467          35,280                   (14,359)       (7,361)
                                     ---------        -------        --------                  --------      --------

Other income (expenses):
  Charge for impaired investment...     (7,300)            --              --                        --         7,300        F24
  Other............................        (15)          (301)             --                       475            --
  Investment income................      5,833          3,402          (2,738)       B13            705            --
  Interest expense.................     (1,364)          (975)        (14,375)       B13           (298)           --
                                     ---------        -------        --------                  --------      --------
    Total other income
      (expenses)...................     (2,846)         2,126         (17,113)                      882         7,300
                                     ---------        -------        --------                  --------      --------
Income (loss) before income
  taxes............................   (162,217)        13,593          18,167                   (13,477)          (61)
Provision for income taxes.........                    (6,513)          6,513        B12             --            --
                                     ---------        -------        --------                  --------      --------
Loss before cumulative effect of
  change in accounting principle...   (162,217)         7,080          24,680                   (13,477)          (61)
Cumulative effect of change in
  accounting principle, net of
  tax..............................         --             --              --                    (5,600)        5,600        F25
                                     ---------        -------        --------                  --------      --------
Division net loss..................  $(162,217)       $ 7,080        $ 24,680                  $(19,077)     $  5,539
                                     =========        =======        ========                  ========      ========

                                      PRO FORMA
                                       GENZYME
                                     BIOSURGERY
                                     -----------
Revenues:
  Net product sales................   $ 187,538
  Net service sales................      23,321
  Collaborative research and
    development revenue............          --
  Revenue from research and
    development contracts..........          23
  Income from licenses, royalties,
    research contracts.............      10,221
                                      ---------
    Total revenues.................     221,103
                                      ---------
Operating costs and expenses:
  Cost of products sold............
                                        107,904
  Cost of services sold............      12,298
  Selling, general and
    administrative.................
                                        132,597
  Research and development
    (including research and
    development relating to
    contracts).....................      55,296
  Amortization of intangibles......      43,031
  Purchase of in-process research
    and development................          --
  Charge for impaired asset........       4,321
                                      ---------
    Total operating costs and
      expenses.....................     355,447
                                      ---------
Operating income (loss)............    (134,344)
                                      ---------
Other income (expenses):
  Charge for impaired investment...          --
  Other............................         159
  Investment income................       7,202
  Interest expense.................     (17,012)
                                      ---------
    Total other income
      (expenses)...................      (9,651)
                                      ---------
Income (loss) before income
  taxes............................    (143,995)
Provision for income taxes.........          --
                                      ---------
Loss before cumulative effect of
  change in accounting principle...    (143,995)
Cumulative effect of change in
  accounting principle, net of
  tax..............................          --
                                      ---------
Division net loss..................   $(143,995)
                                      =========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               GENZYME BIOSURGERY

                       A DIVISION OF GENZYME CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                   FOR THE THREE MONTHS ENDED MARCH 31, 2001
                             (AMOUNTS IN THOUSANDS)

                                                  HISTORICAL                                           PRO FORMA
                                                   GENZYME     HISTORICAL     PRO FORMA      NOTE       GENZYME
                                                  BIOSURGERY   FOCAL, INC.   ADJUSTMENTS   REFERENCE   BIOSURGERY
                                                  ----------   -----------   -----------   ---------   ----------
Revenues:
  Net product sales.............................   $ 48,624       $   613      $  (571)       F24       $ 48,666
  Net service sales.............................      5,528            --                                  5,528
  Collaborative research and development
    revenue.....................................         --           249         (249)       F25             --
  Revenue from research and development
    contracts...................................          4            --           --                         4
                                                   --------       -------      -------                  --------
    Total revenues..............................     54,156           862         (820)                   54,198
                                                   --------       -------      -------                  --------
Operating costs and expenses:
  Cost of products sold.........................     28,638           771         (429)       F24         28,980
  Cost of services sold.........................      3,137            --                                  3,137
  Selling, general and administrative...........     30,692         1,446          217        F23         32,355
  Research and development......................     10,719         1,369                                 12,088
  Amortization of intangibles...................     11,321            --           80        F22         11,401
                                                   --------       -------      -------                  --------
    Total operating costs and expenses..........     84,507         3,586         (132)                   87,961
                                                   --------       -------      -------                  --------
Operating loss..................................    (30,351)       (2,724)        (688)                  (33,763)
                                                   --------       -------      -------                  --------
Other income (expense):
  Equity in net loss of unconsolidated
    affiliates..................................       (536)           --          536        F24             --
  Other.........................................          7            --           --                         7
  Investment income.............................        512            99           --                       611
  Interest expense..............................     (4,959)           --           --                    (4,959)
                                                   --------       -------      -------                  --------
    Total other income (expense)................     (4,976)           99          536                    (4,341)
                                                   --------       -------      -------                  --------
Division net loss...............................   $(35,327)      $(2,625)     $  (152)                 $(38,104)
                                                   ========       =======      =======                  ========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                               GENZYME BIOSURGERY

                       A DIVISION OF GENZYME CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                              AS OF MARCH 31, 2001
                             (AMOUNTS IN THOUSANDS)

                                                     HISTORICAL                                           PRO FORMA
                                                      GENZYME     HISTORICAL     PRO FORMA      NOTE       GENZYME
                                                     BIOSURGERY   FOCAL, INC.   ADJUSTMENTS   REFERENCE   BIOSURGERY
                                                     ----------   -----------   -----------   ---------   ----------
ASSETS
Current assets:
  Cash and cash equivalents........................   $ 21,548     $  5,490      $    (507)      F15       $ 26,531
  Short-term investments...........................         --          201             --                      201
  Accounts receivable, net.........................     39,588          432           (370)      F18         39,650
  Inventories......................................     57,460        1,511          5,078       F21         64,049
  Prepaid expenses and other current assets........      9,590          406             --                    9,996
                                                      --------     --------      ---------                 --------
    Total current assets...........................    128,186        8,040          4,201                  140,427
Property, plant and equipment, net.................     56,835        2,020             --                   58,855
Notes receivable, related party....................         --          174            (37)      F17            137
Intangibles, net...................................    576,970           --          3,817       F15        580,787
Other noncurrent assets............................      8,140           --          2,600       F19
                                                                                    (6,165)      F18          4,575
                                                      --------     --------      ---------                 --------
    Total assets...................................   $770,131     $ 10,234      $   4,416                 $784,781
                                                      ========     ========      =========                 ========

LIABILITIES AND DIVISION EQUITY
Current liabilities:
  Accounts payable.................................   $  9,794     $    278             --                 $ 10,072
  Accrued expenses.................................     34,719        1,909            700       F16
                                                                                     1,125       F16         38,453
Due to Genzyme General.............................     17,459           --             --                   17,459
Deferred revenue...................................         --          883           (883)      F20             --
Current portion of notes payable, long-term debt
  and capital lease obligations....................     18,421          600             --                   19,021
                                                      --------     --------      ---------                 --------
    Total current liabilities......................     80,393        3,670            942                   85,005
Convertible notes..................................     10,000           --             --                   10,000
Notes payable, long-term debt and capital lease
  obligations......................................    200,887          535             --                  201,422
Deferred revenue--noncurrent.......................         --        3,800         (3,800)      F20             --
Other noncurrent liabilities.......................         77           --             --                       77
                                                      --------     --------      ---------                 --------
    Total liabilities..............................    291,357        8,005         (2,858)                 296,504
                                                      --------     --------      ---------                 --------
Division equity:
  Focal common stock...............................                     174           (174)      F17             --
  Focal additional-paid in capital.................                 100,344       (100,344)      F17             --
  Focal notes receivable--related parties..........                    (420)           420       F17             --
  Focal retained earnings..........................                 (97,870)        97,870       F17             --
  Focal other comprehensive loss...................                       1             (1)      F17             --
  Division equity..................................    478,774           --             21       F15
                                                                                     9,513       F15
                                                                                       389       F15
                                                                                      (420)      F17        488,277
                                                      --------     --------      ---------                 --------
Total division equity..............................    478,774        2,229          7,274                  488,277
                                                      --------     --------      ---------                 --------
    Total liabilities and division equity..........   $770,131     $ 10,234      $   4,416                 $784,781
                                                      ========     ========      =========                 ========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) ACCOUNTING POLICIES AND PRO FORMA INFORMATION

    The unaudited pro forma combined financial statements reflect the pro forma effect of Genzyme's merger with Focal and Genzyme's purchase of Wyntek's common stock on the:

    - unaudited statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 and

    - unaudited balance sheet as of March 31, 2001

of both Genzyme and Genzyme Biosurgery, the division of Genzyme to which the assets, liabilities and operations of Focal will be allocated.

    The pro forma balance sheets give effect to Genzyme's transactions with Focal and Wyntek as if they occurred on March 31, 2001.

    The unaudited pro forma combined financial statements also reflect the pro forma effect of Genzyme's merger with GelTex and Genzyme's merger with Biomatrix on the unaudited statement of operations for the year ended December 31, 2000 of both Genzyme and Genzyme Biosurgery, the division of Genzyme to which the assets, liabilities and operations of Biomatrix were allocated, as if these mergers took place on January 1, 2000. In addition, the Genzyme pro forma statement of operations for the year ended December 31, 2000 reflects the change in earnings allocations resulting from the creation of Biosurgery Stock and elimination of Surgical Products Stock and Tissue Repair Stock as if this change took place on January 1, 2000.

(2) GENZYME'S ACQUISITIONS

    (A) GENZYME'S ACQUISITION OF BIOMATRIX

    Genzyme entered into the merger agreement to acquire Biomatrix on March 6, 2000. Concurrently with the merger:

    - Genzyme Biosurgery was created as a new division of Genzyme;

    - the businesses of Genzyme Surgical Products and Genzyme Tissue Repair were reallocated to Genzyme Biosurgery; and

    - the businesses of Biomatrix was allocated to Genzyme Biosurgery.

    The following exchange ratios were used to determine the number of shares of Biosurgery Stock distributed:

    - 0.6060 multiplied by the number of shares of Surgical Products Stock outstanding;

    - 0.3352 multiplied by the number of shares of Tissue Repair Stock outstanding; and

    - 0.7162 multiplied by the number of Biomatrix shares outstanding (based on a one-for-one exchange ratio for 71.62% of the Biomatrix shares).

This resulted in approximately:

    - 9,092,763 shares of Biosurgery Stock exchanged for 15,004,560 shares of Surgical Products Stock;

    - 9,679,769 shares of Biosurgery Stock exchanged for 28,877,593 shares of Tissue Repair Stock; and

    - 17,516,712 shares of Biosurgery Stock and approximately $252.4 million of cash, exchanged for 24,338,908 shares of Biomatrix common stock.

In addition, options to purchase:

    - 3,252,386 shares of Surgical Products Stock under the Genzyme equity plans;

    - 3,923,281 shares of Tissue Repair Stock under the Genzyme equity plans;
      and

    - 1,706,639 shares of Biomatrix common stock under the Biomatrix equity plans converted to options to purchase approximately 1,970,944, 1,315,083, and 1,222,300 shares of Biosurgery Stock, respectively. Using the acquisition price of Biomatrix common stock and certain other assumptions in the Black-Scholes option valuation model, the Biosurgery options issued in exchange for the Biomatrix options have been valued at approximately $11.4 million. In accordance with FIN 44, the intrinsic value of the portion of the unvested options related to the future service period of approximately $66,000 was allocated to deferred compensation in stockholders' equity for Genzyme or division equity for Genzyme Biosurgery, rather than to goodwill. The unvested portion is being amortized to operating expense over the remaining vesting periods of approximately three years.

    (B) GENZYME'S ACQUISITION OF GELTEX

    Genzyme entered into a merger agreement to acquire GelTex on September 11, 2000. Genzyme paid approximately $515.2 million in cash and issued
$491.2 million in Genzyme General Stock for all of the outstanding shares of GelTex common stock, using the stock price of Genzyme General Stock based on the average trading price over three days before and after the September 11, 2000 announcement of the merger. Approximately 7.9 million shares of Genzyme General Stock were issued in exchange for shares of GelTex common stock. In addition, options and warrants to purchase approximately 2.1 million shares of GelTex common stock were exchanged for options and warrants to purchase approximately
1.6 million shares of Genzyme General Stock. The vesting of GelTex options granted to employees of GelTex before the effective date of the merger will be accelerated as of the first anniversary of the effective date of the merger as long as they remain employees of GelTex or Genzyme on the one year anniversary date. Additionally, the vesting of stock options granted to directors and several officers of GelTex were accelerated immediately upon the effective time of the merger. Using the Black-Scholes valuation model, the options and warrants to purchase Genzyme General Stock issued in exchange for the GelTex options and warrants had a value of approximately $62.9 million. In accordance with FIN 44, the intrinsic value of the portion of the unvested options related to the future service period of $10.2 million was allocated to deferred compensation in stockholders' equity for Genzyme. The unvested portion is being amortized to operating expense over the remaining vesting period of approximately one year.

    (C) GENZYME'S PENDING ACQUISITION OF FOCAL

    Genzyme entered into a merger agreement to acquire Focal on April 25, 2001. For purposes of the unaudited pro forma financial statements, we assumed that Genzyme would issue approximately 2,086,000 shares of Biosurgery Stock and approximately $7,000 in cash for all of the outstanding shares of Focal common stock excluding shares owned by Genzyme which will be cancelled in the merger. Using the price of Biosurgery Stock based on the average trading price over three days before and after April 25, 2001, the value of the shares of Biosurgery Stock would be approximately $9.5 million. In addition, options to purchase 1,742,664 shares of Focal common stock and warrants to purchase 43,782 shares of Focal common stock will be exchanged for options to purchase approximately 276,705 shares of Biosurgery Stock. Using the Black-Scholes valuation model, the options and warrants to purchase Biosurgery Stock issued in exchange for options and warrants to purchase Focal common stock have a value of approximately $389,000. In accordance with FIN 44, any intrinsic value of the portion of the unvested options related to future service periods would be allocated to deferred compensation in stockholders' equity for Genzyme. Based on the value of Biosurgery Stock on April 25, 2001, there was no intrinsic value allocated to deferred compensation.

    (D) GENZYME'S PENDING ACQUISITION OF WYNTEK

    Genzyme entered into a stock purchase agreement on April 30, 2001 to acquire all or substantially all of the outstanding capital stock of Wyntek. For purposes of the unaudited pro forma financial statements, we assumed that Genzyme would pay $65.0 million in cash for all of the outstanding Wyntek common stock and all outstanding options to acquire Wyntek common stock. No options or warrants to purchase Wyntek common stock will be assumed by Genzyme in the transaction.

(3)  PURCHASE PRICE ALLOCATION

    (A) BIOMATRIX

    The aggregate purchase price of $482.4 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair values as of December 18, 2000 (amounts in thousands):

Cash and cash equivalents...................................  $  56,137
Current assets..............................................     37,639
Property, plant & equipment.................................     38,479
Notes receivable from stockholders..........................     14,760
Intangible assets (to be amortized over 1.5 to 11.0
  years)....................................................    284,854
Goodwill (to be amortized over 11.0 years)..................    112,262
In-process research and development.........................     82,143
Deferred tax asset..........................................        922
Deferred compensation.......................................         66
Assumed liabilities.........................................    (31,099)
Liabilities for exit activities and integration.............     (6,716)
Deferred tax liability......................................   (107,044)
                                                              ---------
  Aggregate purchase price..................................  $ 482,403
                                                              =========

    In connection with the purchase of Biomatrix, Genzyme allocated approximately $82.1 million of the purchase price to in-process research and development, or IPR&D. Genzyme management assumes responsibility for determining the IPR&D valuation. Genzyme engaged an independent third-party appraisal company to assist in the valuation of the intangible assets acquired. For a complete description of the allocation of the purchase price to the fair value of the acquired tangible and intangible assets and liabilities, refer to Note D., "Acquisitions" to Genzyme's consolidated financial statements included in Genzyme's Annual Report on Form 10-K for the year ended December 31, 2000.

    (B) GELTEX

    The aggregate purchase price of $1,076.0 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair value as of December 14, 2000 (amounts in thousands):

Cash and investments........................................  $  142,994
Current assets..............................................      32,825
Property, plant & equipment.................................      45,477
Intangible assets (to be amortized over 5 to 15 years)......     465,109
Goodwill (to be amortized over 15 years)....................     449,634
In-process research and development.........................     118,048
Deferred tax asset..........................................      35,016
Deferred compensation.......................................      10,206
Assumed liabilities.........................................     (47,789)
Deferred tax liability......................................    (175,485)
                                                              ----------
  Aggregate purchase price..................................  $1,076,035
                                                              ==========

    As part of the acquisition of GelTex, Genzyme acquired all of GelTex's interest in RenaGel LLC, a joint venture between Genzyme and GelTex. Prior to the acquisition of GelTex, Genzyme accounted for its investment in RenaGel LLC under the equity method. The adjustments below also reflect the consolidation of RenaGel LLC into Genzyme's financial statements and accounting for the purchase by Genzyme of GelTex's 50%-interest in the joint venture using the purchase method of accounting. The assets and liabilities of the joint venture are reflected in the amounts above. Because Genzyme already owned a 50% interest in RenaGel LLC, the assets of RenaGel LLC were adjusted to fair value only to the extent of the 50%-interest Genzyme acquired.

    In connection with the purchase of GelTex, Genzyme expects approximately $118.0 million of the purchase price to be allocated to IPR&D. Genzyme management assumes responsibility for determining the IPR&D valuation. Genzyme engaged an independent third-party appraisal company to assist in the valuation of the intangible assets acquired. For a complete description of the allocation of the purchase price to the fair value of the acquired tangible and intangible assets and liabilities, refer to Note D., "Acquisitions" to Genzyme's consolidated financial statements included in Genzyme's Annual Report on Form 10-K for the year ended December 31, 2000.

    (C) FOCAL

    For purposes of the unaudited pro forma financial statements, the aggregate purchase price of $16.6 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair values as of March 31, 2001 (amounts in thousands):

Cash and cash equivalents...................................  $  5,490
Current assets..............................................     7,258
Property, plant & equipment.................................     2,020
Notes receivable from related party.........................       420
Intangible assets (to be amortized over 12 years)...........     3,817
Other assets................................................     2,737
Assumed liabilities.........................................    (5,147)
                                                              --------
  Aggregate purchase price..................................  $ 16,595
                                                              ========

    The total purchase price, the fair value of assets and liabilities acquired, the allocation of purchase price and the lives of intangible assets will be determined upon completion of the merger and may vary from the amounts presented herein.

    (D) WYNTEK

    For purposes of the unaudited pro forma financial statements, the aggregate purchase price of $65.7 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair values as of March 31, 2001 (amounts in thousands):

Cash and cash equivalents...................................  $ 4,779
Current and other assets....................................    6,375
Property, plant & equipment.................................    1,970
Intangible assets (to be amortized over 5 to 10 years)......   34,924
Goodwill (to be amortized over 10 years)....................   14,198
In-process research and development.........................    7,866
Assumed liabilities.........................................   (4,462)
                                                              -------
  Aggregate purchase price..................................  $65,650
                                                              =======

    The total purchase price, the fair value of assets and liabilities acquired, the allocation of purchase price and the lives of intangible assets will be determined upon completion of the transaction and may vary from the amounts presented herein.

    In connection with the purchase of Wyntek stock, Genzyme expects approximately $7.9 million of the purchase price to be allocated to IPR&D. Genzyme management assumes responsibility for determining the IPR&D valuation and expects the final valuation will be completed upon closing the transaction. The fair value assigned to purchased IPR&D was estimated by discounting, to present value, the cash flows expected to result from the project once it has reached technological feasibility. A discount rate consistent with the risks of the project was used to estimate the present value of cash flows. In estimating future cash flows, management considered other tangible and intangible assets required for successful exploitation of the technology resulting from the purchased IPR&D project and adjusted future cash flows for a charge reflecting the contribution to value of these assets. The value assigned to purchased IPR&D was the amount attributable to the efforts of Wyntek up to the time of acquisition. This amount was estimated through application of the "stage of completion" calculation by multiplying total estimated revenue for IPR&D by the percentage of completion of the purchased research and development project at the time of acquisition.

    The nature of the efforts to develop the purchased IPR&D into commercially viable products, principally relates to the completion and/or acceleration of existing development programs, including the mandatory completion of several phases of clinical trials and the costs necessary to manage the projects and trials. Assuming the approval of the product by the FDA, costs related to the wide scale manufacturing, distribution, and marketing of the product are included in the projection. The resulting net cash flows from such project are based on Genzyme management's estimates of revenues, cost of sales, research and development expenses, sales and marketing expenses, general and administrative expenses, and the anticipated income tax effect.

    The discounting of net cash flows back to their present value is based on the weighted average cost of capital, or WACC. The WACC calculation produces the average required rate of return of an investment in an operating enterprise, based on various required rates of return from investments in various areas of that enterprise. The discount rate utilized in discounting the net cash flows from purchased IPR&D was 25%. This discount rate is higher than Genzyme's WACC due to the inherent uncertainties surrounding the successful development of the purchased IPR&D.

    The forecast data employed in the analyses was based upon product level forecast information obtained by Genzyme from numerous internal and external resources. These resources included external market research and internal experts. Genzyme senior management reviewed and challenged the forecast data and related assumptions and utilized the information in analyzing IPR&D. The forecast data and assumptions are inherently uncertain and unpredictable. However, based upon the information available at this time, Genzyme management believes the forecast data and assumptions to be reasonable. These assumptions may be incomplete or inaccurate, and no assurance can be given that unanticipated events and circumstances will not occur. Accordingly, actual results may vary from the forecasted results. Any such variance may result in a material adverse effect on Genzyme's financial condition and results of operations.

    In the allocation of purchase price to the IPR&D, the concept of alternative future use was specifically considered for the program under development. The acquired IPR&D consists of Wyntek's work to complete the program. There are no alternative uses for the in-process program in the event that the program fails in clinical trials or is otherwise not feasible. The development effort for the acquired IPR&D does not possess an alternative future use for Genzyme as defined by generally accepted accounting principles.

    Below is a brief description of the IPR&D program associated with Wyntek's cardiovascular disease diagnostic product, including an estimation of when management believes Genzyme may realize revenues from the sale of this product.

    Wyntek is currently developing a cardiovascular product to rapidly measure the quantitative levels of cardiac marker proteins. These are the leading markers for the diagnosis of Acute Myocardial Infraction. The product consists of a mobile, stand-alone, quantitative diagnostic device and a reaction strip that detects disease specific marker proteins. The device will be used to read reaction strips at the patient's bedside or in an emergency room setting. Wyntek expects to complete the regulatory review process and file the PMA early in 2002 and begin selling the product during the second half of 2002. Studies to date have demonstrated the viability of this product but there can be no assurance that the regulatory authorities will approve this product. A discount rate of 25% was used in valuing the projected cash flows.

(4)  PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF BIOMATRIX

    These adjustments reflect the retirement of all Surgical Products Stock, Tissue Repair Stock and Biomatrix common stock and the issuance of Biosurgery Stock. The value ascribed to the Biosurgery Stock exchanged for Biomatrix common stock for purchase price accounting is $11.79 per share.

    The aggregate purchase price is comprised of the following (amounts in thousands):

Issuance of 17,516,712 shares of Biosurgery Stock...........  $206,522
Cash payment................................................   252,421
                                                              --------
  Subtotal..................................................   458,943
Issuance of Biosurgery options to Biomatrix optionholders...    11,373
Acquisition costs...........................................    12,087
                                                              --------
        Aggregate purchase price............................  $482,403
                                                              ========

    I. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED STATEMENT OF OPERATIONS

   (B1) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                                        ASSIGNED      ANNUAL
                                                         VALUE     AMORTIZATION
                                                        --------   ------------
INTANGIBLE ASSETS:
  Workforce (5 years).................................  $  2,017      $   404
  Non-compete agreements (1.5 years)..................       640          427
  Distribution agreements (8 years)...................    13,950        1,744
  Trademark/trade name (11 years).....................    48,746        4,431
  Patented core technology (11 years).................    59,877        5,443
  Current products technology (11 years)..............   159,624       14,511
  Goodwill (11 years).................................   112,262       10,206
                                                        --------      -------
    Pro forma adjustment for amortization of
      intangibles.....................................  $397,116      $37,166
                                                        ========      =======

   (B2) To record the following:

       - Amortization of deferred compensation associated with Genzyme Biosurgery options that were issued in exchange for Biomatrix options;

       - Impact of the additional expense associated with the increased basis for the Biomatrix inventory;

       - Impact of the reduced depreciation expense related to the decreased basis of Biomatrix's fixed assets.

   (B3) To eliminate Biomatrix' weighted average shares outstanding, and to record the cancellation of Surgical Products Stock and Tissue Repair Stock. Also gives effect to the conversion of Surgical Products Stock and Tissue Repair Stock into Biosurgery Stock as though the tracking stock exchanges occurred on January 1, 2000, and to the issuance of Biosurgery Stock for Biomatrix common stock as though the Biomatrix acquisition occurred on January 1, 2000.

   (B4) To record the creation of Biosurgery Stock. Net losses for Genzyme Surgical Products and Genzyme Tissue Repair and net income for Biomatrix have been transferred to the calculation of loss per share allocated to Biosurgery Stock. The net income amount for Biomatrix of $7.1 million for the year ended December 31, 2000 reflects the elimination of the $6.5 million tax provision because Genzyme Biosurgery incurred a pro forma net loss for each period.

   (B5) To adjust the tax provision for the impact of the amortization of acquired intangibles, the reduction in investment income, the additional interest expense and the amortization of the deferred tax liability established in purchase accounting. Income taxes are allocated to Genzyme Biosurgery based upon the financial statement income, taxable income, credits and other amounts properly allocable to each division under generally accepted accounting principles as if it were a separate taxpayer. The realizability of deferred tax assets is assessed at the division level.

   (B6) To record interest expense that would have been incurred on the $200.0 million of debt, at a rate of 7.5% per annum; and to reduce the investment income balance to reflect the payment of $52.4 million of cash at a rate of return of 5.45% per annum.

   (B7) To allocate the pro forma tax benefits of Genzyme Biosurgery to Genzyme General. Genzyme's management and accounting policies provide that, if as of the end of any fiscal quarter, a division can not use any projected annual tax benefit attributable to it to offset or reduce its current or deferred income tax expense, Genzyme may allocate the tax benefit to other divisions in proportion to their taxable income without any compensating payments or allocation to the division generating the benefit. The tax benefits allocated to Genzyme General from Genzyme Biosurgery totaled $28.0 million for the year ended December 31, 2000. On a pro forma basis, the tax benefits allocated to Genzyme General from Genzyme Biosurgery would have been $27.7 million for the year ended December 31, 2000. The tax benefits generated by Genzyme Biosurgery and allocated to Genzyme General are lower on a pro forma basis due primarily to Biomatrix' profitability offsetting losses incurred by Genzyme Biosurgery.

   (B8) To eliminate the charge for acquired in-process research and development recorded by Genzyme in connection with the acquisition. This amount was eliminated as it reflects a material non-recurring charge directly resulting from the acquisition.

   (B9) To record the tax benefits related to the Biomatrix pro forma adjustments which are allocated to Genzyme Biosurgery.

    II. PRO FORMA ADJUSTMENTS TO GENZYME BIOSURGERY'S COMBINED STATEMENT OF OPERATIONS

  (B10) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                                        ASSIGNED      ANNUAL
                                                         VALUE     AMORTIZATION
                                                        --------   ------------
INTANGIBLE ASSETS:
  Workforce (5 years).................................  $  2,017      $   404
  Non-compete agreements (1.5 years)..................       640          427
  Distribution agreements (8 years)...................    13,950        1,744
  Trademark/trade name (11 years).....................    48,746        4,431
  Patented core technology (11 years).................    59,877        5,443
  Current products technology (11 years)..............   159,624       14,511
  Goodwill (11 years).................................   112,262       10,206
                                                        --------      -------
      Pro forma adjustment for amortization of
        intangibles...................................  $397,116      $37,166
                                                        ========      =======

  (B11) To record the following:

       - Amortization of deferred compensation associated with Genzyme Biosurgery options that were issued in exchange for Biomatrix options;

       - Impact of the additional expense associated with the increased basis for the Biomatrix inventory;

       - Impact of the reduced depreciation expense related to the decreased basis of Biomatrix's fixed assets.

  (B12) To eliminate the tax provision because Genzyme Biosurgery incurred a pro forma net loss for each period.

  (B13) To record interest expense that would have been incurred on the $200.0 million of debt, at a rate of 7.5% per annum; and to reduce the investment income balance to reflect the payment of $52.4 million of cash at a rate of return of 5.45% per annum.

  (B14) To eliminate the charge for acquired in-process research and development recorded by Genzyme in connection with the acquisition. This amount was eliminated as it reflects a material non-recurring charge directly resulting from the acquisition.

(5)  PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF GELTEX

    The following adjustments reflect the acquisition of GelTex by Genzyme for a combination of cash and stock and the replacement of GelTex options and warrants with options and warrants to purchase Genzyme General Stock. As part of the acquisition of GelTex, Genzyme acquired all of GelTex's interest in RenaGel LLC, a joint venture between Genzyme and GelTex. Prior to the acquisition of GelTex, Genzyme accounted for its investment in RenaGel LLC under the equity method. The adjustments below reflect the consolidation of RenaGel LLC into Genzyme's financial statements and accounting for Genzyme's purchase of GelTex' interest in the joint venture using the purchase method of accounting.

    To record the acquisition of the net assets of GelTex for an aggregate purchase price of $1,076.0 million. The aggregate purchase price is comprised of the following (amounts in thousands):

Issuance of 7,886,404 shares of Genzyme General Stock.......  $  491,181
Cash payment................................................     515,151
                                                              ----------
Subtotal....................................................   1,006,332
Basis of GelTex investment..................................       2,500
Issuance of Genzyme General options and warrants to GelTex
  option and warrant holders................................      62,882
Acquisition costs...........................................       4,321
                                                              ----------
Aggregate purchase price....................................  $1,076,035
                                                              ==========

    I. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED STATEMENTS OF OPERATIONS

  (G1) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                                ASSIGNED VALUE   ANNUAL AMORTIZATION
                                                --------------   -------------------
INTANGIBLE ASSETS:
  Workforce (5 years).........................     $  2,327            $   465
  Patents (15 years)..........................      115,772              7,718
  Trademarks/trade name (15 years)............        6,526                435
  Core technology (15 years)..................       65,313              4,354
  Current products technology (5 to 15
    years)....................................      275,171             19,948
  Goodwill (15 years).........................      449,634             29,976
                                                   --------            -------
  Pro forma adjustment for amortization of
    intangibles...............................     $914,743            $62,896
                                                   ========            =======

  (G2) To record the following:

       - Amortization of deferred compensation associated with Genzyme General options that were issued in exchange for GelTex options;

       - Impact of the additional expense associated with the increased basis for the Renagel LLC inventory of $8.2 million;

       - Impact of the additional depreciation expense related to the increased basis of GelTex's fixed assets.

  (G3) To eliminate GelTex's weighted average shares outstanding, to reflect the issuance of 7,886,404 shares of Genzyme General Stock and to reflect the dilutive effect of the issuance of options to purchase Genzyme General Stock to holders of GelTex options.

  (G4) To record interest expense that would have been incurred on the $150.0 million of debt, at a rate of 7.5% per annum; to record the amortization of the value of the acquired interest rate swaps; and to reduce the investment income balance to reflect the payment of $365.2 million of cash at a rate of return of 5.45% per annum.

  (G5) To eliminate intercompany transactions between Genzyme, GelTex and RenaGel LLC.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  (G6) To eliminate Genzyme's and GelTex's equity in the net loss of RenaGel LLC and to consolidate RenaGel LLC with Genzyme.

  (G7) To adjust the tax provision for the impact of the reduction in investment income, the additional interest expense and the amortization of the deferred tax liability established in purchase accounting.

  (G8) The net loss of GelTex has been transferred to the calculation of net income per share allocated to Genzyme General Stock. The adjustment to Genzyme General net income in the calculation of income allocated to Genzyme General Stock reflects the aggregate impact of all pro forma adjustments on the Genzyme General division net income.

  (G9) To eliminate the charge for acquired in-process research and development recorded by the Company in connection with the acquisition. This amount was eliminated as it reflects a material non-recurring charge directly resulting from the acquisition.

(6) PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF FOCAL

    The following adjustments reflect the acquisition of outstanding Focal common stock not already owned by Genzyme for a combination of cash and stock and the replacement of Focal options and warrants with options and warrants to purchase Biosurgery Stock.

    The aggregate purchase price is comprised of the following (amounts in thousands):

Issuance of 2,086,151 shares of Biosurgery Stock............  $ 9,534
Cash payment................................................        7
                                                              -------
  Subtotal..................................................    9,541
Issuance of Biosurgery options to Focal optionholders.......      389
Acquisition costs...........................................      500
Basis of Focal investment...................................    6,165
                                                              -------
        Aggregate purchase price............................  $16,595
                                                              =======

I. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED BALANCE SHEET

   (F1) To record the acquisition of the net assets of Focal for an aggregate purchase price of $16.6 million (see Note 2C). The intangible assets of approximately $3.8 million are as follows (amounts in thousands):

                                                               ASSIGNED
DESCRIPTION                                                     VALUE
-----------                                                   ----------
Patented core technology (12 years).........................   $    142
Current products technology (12 years)......................      3,675
                                                               --------
    Total...................................................   $  3,817
                                                               ========

       The purchase price includes $389,000 for the estimated fair value of the Genzyme Biosurgery options that were issued in exchange for the Focal options. This estimated fair value was calculated using the Black-Scholes option pricing model based on a stock price of $4.57, which is the value ascribed to the Biosurgery Stock for purchase price accounting, and other assumptions in the Black-Scholes model. No unvested options have intrinsic value that would require allocation to deferred compensation.

   (F2) To record $1.1 million of accrued expenses related to Focal's estimated acquisition costs and $700,000 related to management bonuses that have not been reflected in the historical balances as of March 31, 2001.

   (F3) To eliminate Focal historical stockholders' equity amounts totaling
        $2.2 million, except for the Focal notes receivable of $420,000, which will remain outstanding upon completion of the transaction. Focal received these notes in exchange for the purchase of Focal common stock. Also to give effect to the forgiveness of accrued interest totaling approximately $37,000 by Focal prior to the merger.

   (F4) To record inventory of Focal at fair value, by increasing the inventory by $5.1 million. The increased basis for the inventory valuation will result in a $5.1 million decrease in gross margin as the units are sold, after the acquisition.

   (F5) To eliminate the $6.2 million carrying value of Genzyme's existing investment in Focal. Also to eliminate Focal's accounts receivable from Genzyme totaling $370,000.

   (F6) To record the fair value of favorable lease arrangements to which Focal is party.

   (F7) To eliminate deferred revenue recorded by Focal that will not require Genzyme to incur any significant costs.

II. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED STATEMENTS OF OPERATIONS

   (F8) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                             ASSIGNED      ANNUAL       QUARTERLY
                                              VALUE     AMORTIZATION   AMORTIZATION
                                             --------   ------------   ------------
INTANGIBLE ASSETS:
  Patented care technology (12 years)......  $    142      $    12          $ 3
  Current products technology (12 years)...     3,675          306           77
                                             --------      -------          ---
      Pro forma adjustment for amortization
        of intangibles.....................  $  3,817      $   318          $80
                                             ========      =======          ===

   (F9) To record the following:

       - Impact of the additional expense associated with the increased basis for the Focal inventory; and

       - Impact of additional expense for the favorable lease arrangement.

  (F10) To eliminate sales and cost of sales related to transactions between Genzyme and Focal. Also to eliminate the $7.3 million impairment charge recorded by Genzyme in the year ended December 31, 2000 related to its investment in Focal common stock, and to eliminate the equity in net loss of Focal recognized by Genzyme in the three months ended March 31, 2001.

  (F11) To eliminate the cumulative effect of a change in accounting principle recorded by Focal upon adoption of Staff Accounting Bulletin No. 101, REVENUE RECOGNITION. The cumulative effect adjustment to record deferred revenue would not have been required if Focal had been acquired on January 1, 2000 and purchase accounting had been applied as of that date. Also to reverse the amortization of deferred revenue during the twelve months ended December 31, 2000 and the three months ended
        March 31, 2001.

  (F12) To adjust the tax provision for the net loss incurred by Focal and for the pro forma adjustments related to the Focal merger.

  (F13) To eliminate Focal's weighted average shares outstanding, and to give effect to the issuance of Biosurgery Stock for Focal common stock as though the merger occurred on January 1, 2000. The net loss of Focal has been transferred to the calculation of net loss per share allocated to Biosurgery Stock. The adjustment to Genzyme Biosurgery net loss in the calculation of income allocated to Biosurgery Stock reflects the aggregate impact of all pro forma adjustments on the Genzyme Biosurgery division net loss.

  (F14) To allocate the pro forma tax benefits of the Focal net losses and pro forma adjustments to Genzyme General. Genzyme's management and accounting policies provide that, if as of the end of any fiscal quarter, a division can not use any projected annual tax benefit attributable to it to offset or reduce its current or deferred income tax expense, Genzyme may allocate the tax benefit to other divisions in proportion to their taxable income without any compensating payments or allocation to the division generating the benefit.

III. PRO FORMA ADJUSTMENTS TO GENZYME BIOSURGERY'S COMBINED BALANCE SHEET

  (F15) To record the acquisition of the net assets of Focal for an aggregate purchase price of $16.6 million (see Note 2C). The intangible assets of approximately $3.8 million are as follows (amounts in thousands):

                                                               ASSIGNED
DESCRIPTION                                                     VALUE
-----------                                                   ----------
Patented core technology (12 years).........................       142
Current products technology (12 years)......................     3,675
                                                                ------
    Total...................................................    $3,817
                                                                ======

       The purchase price includes $389,000 for the estimated fair value of the Genzyme Biosurgery options that were issued in exchange for the Focal options. This estimated fair value was calculated using the Black-Scholes option pricing model based on a stock price of $4.57, which is the value ascribed to the Biosurgery Stock for purchase price accounting, and other assumptions in the Black-Scholes model. No unvested options have intrinsic value that would require allocation to deferred compensation.

  (F16) To record $1.1 million of accrued expenses related to Focal's estimated acquisition costs and $700,000 related to management bonuses that have not been reflected in the historical balances as of March 31, 2001.

  (F17) To eliminate Focal's historical stockholders' equity amounts totaling $2.2 million, except for the Focal notes receivable of $420,000, which will remain outstanding upon completion of the transaction. Focal received these notes in exchange for the purchase of Focal common stock. Also to give effect to the forgiveness of accrued interest totaling approximately $37,000 by Focal prior to the merger.

  (F18) To eliminate the $6.2 million carrying value of Genzyme's existing investment in Focal, which is allocated to Genzyme Biosurgery. Also to eliminate Focal's accounts receivable from Genzyme totaling $370,000.

  (F19) To record the fair value of favorable lease arrangements to which Focal is party.

  (F20) To eliminate deferred revenue recorded by Focal that will not require Genzyme Biosurgery to incur any additional costs.

  (F21) To record inventory of Focal at fair value, by increasing the inventory by $5.1 million. The increased basis for the inventory valuation will result in a $5.1 million decrease in gross margin as the units are sold, after the acquisition.

IV. PRO FORMA ADJUSTMENTS TO GENZYME BIOSURGERY'S COMBINED STATEMENTS OF OPERATIONS

  (F22) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                             ASSIGNED      ANNUAL       QUARTERLY
                                              VALUE     AMORTIZATION   AMORTIZATION
                                             --------   ------------   ------------
INTANGIBLE ASSETS:
  Patented core technology (12 years)......  $    142      $    12          $ 3
  Current products technology (12 years)...     3,675          306           77
                                             --------      -------          ---
      Pro forma adjustment for amortization
        of intangibles.....................  $  3,817      $   318          $80
                                             ========      =======          ===

  (F23) To record the following:

       - Impact of the additional expense associated with the increased basis for the Focal inventory; and

       - Impact of additional expense for the favorable lease arrangement.

  (F24) To eliminate sales and cost of sales related to transactions between Genzyme Biosurgery and Focal. Also to eliminate the $7.3 million impairment charge recorded by Genzyme Biosurgery in the year ended December 31, 2000 related to its investment in Focal common stock and to eliminate the equity in net loss of Focal recognized by Genzyme Biosurgery in the three months ended March 31, 2001.

  (F25) To eliminate the cumulative effect of a change in accounting principle recorded by Focal upon adoption of Staff Accounting Bulletin No. 101, REVENUE RECOGNITION. The cumulative effect adjustment to record deferred revenue would not have been required if Focal had been acquired on January 1, 2000 and purchase accounting had been applied as of that date. Also to reverse the amortization of deferred revenue during the twelve months ended December 31, 2000 and the three months ended
        March 31, 2001.

(7) PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF WYNTEK STOCK

    The following adjustments reflects the acquisiton of Wyntek Stock for cash.

    The aggregate purchase price is comprised of the following (amounts in thousands):

Cash payment................................................  $ 65,000
Acquisition costs...........................................       650
                                                              --------
        Aggregate purchase price............................  $ 65,650
                                                              ========

I. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED BALANCE SHEET

  (W1) To record the acquisition of the net assets of Wyntek for an aggregate purchase price of $65.7 million (see Note 2D). The intangible assets of approximately $49.1 million are as follows (amounts in thousands):

                                                               ASSIGNED
DESCRIPTION                                                     VALUE
-----------                                                   ----------
Workforce (5 years).........................................   $ 1,125
Patented core technology (10 years).........................       688
Current products technology (10 years)......................    33,111
Goodwill (10 years).........................................    14,198
                                                               -------
    Total...................................................   $49,122
                                                               =======

       The $7.9 million allocated to in-process technology has been charged to accumulated deficit for the purposes of the pro forma balance sheet presentation only and will be charged to expense in Genzyme's historical financial statements upon completion of the merger with Wyntek. The goodwill of $14.2 million consists of the excess of the purchase price over the fair market value of net assets acquired.

  (W2) To record $1.0 million of accrued expenses related to the estimated acquisition costs to be incurred by Wyntek that have not been reflected in the historical balances as of March 31, 2001.

  (W3) To record inventory of Wyntek at fair value, by increasing the inventory by $318,000. The increased basis for the inventory valuation will result in a $318,000 decrease in gross margin as the units are sold, after the acquisition.

  (W4) To reverse deferred tax assets recorded by Wyntek, as such assets will not be realizable by Genzyme following the merger.

  (W5) To eliminate Wyntek historical stockholders' equity amounts totaling $9.6 million.

II. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED STATEMENTS OF OPERATIONS

  (W6) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                              ASSIGNED      ANNUAL       QUARTERLY
                                               VALUE     AMORTIZATION   AMORTIZATION
                                              --------   ------------   ------------
INTANGIBLE ASSETS:
  Workforce (5 years).......................  $ 1,125       $  225         $   56
  Patented core technology (10 years).......      688           69             17
  Current products technology (10 years)....   33,111        3,311            828
  Goodwill (10 years).......................   14,198        1,420            355
                                              -------       ------         ------
      Pro forma adjustment for amortization
        of intangibles......................  $49,122       $5,025         $1,256
                                              =======       ======         ======

  (W7) To record the impact of the additional expense associated with the increased basis for the Wyntek inventory.

  (W8) To reduce investment income to reflect the payment of $65.7 million of cash at a rate of return of 5.45% per annum.

  (W9) To adjust the tax provision for the impact of the Wyntek pro forma adjustments.

 (W10) To eliminate Wyntek's weighted average shares outstanding. The net income of Wyntek has been transferred to the calculation of net income per share allocated to Genzyme General Stock. The adjustment to Genzyme General net income in the calculation of income allocated to Genzyme General Stock reflects the aggregate impact of all pro forma adjustments on the Genzyme General division net income.

                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION

     2 Agreement and Plan of Merger, dated as of April 25, 2001, among Genzyme Corporation, Sammy Merger Corp. and Focal, Inc. Attached as Annex A to the proxy statement/prospectus contained in Genzyme's registration statement on Form S-4 (No. 333-61296) filed with the SEC on May 21, 2001 and incorporated herein by reference.

     23           Consent of Ernst & Young LLP.  Filed herewith.

     99.1 The audited financial statements of Focal as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, including the report of independent auditors dated January 31, 2001. Filed herewith.

     99.2 The unaudited financial statements of Focal as of and for the three months ended March 31, 2001 and 2000. Filed herewith.